Exhibit 99.2

Q3 2019 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. is a publicly reporting, privately offered Real Estate Investment Trust (REIT) that acquires and holds freestanding, single-tenant, net-leased, commercial properties. www.broadstone.com

Q3 2019 SUPPLEMENTAL INFORMATION

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	2

Q3 2019 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended September 30, 2019 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the management's discussion and analysis of financial condition and results of operations sections contained in Broadstone Net Lease, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2018, and Quarterly Reports on Form 10-Q for the periods ended September 30, 2019, June 30, 2019, March 31, 2019, and September 30, 2018.

Forward Looking Statements

This information contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies, and prospects, both business and financial. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," “should,” "expect," "intend," "anticipate," "estimate," “would be,“ "believe," "continue," or other similar words. Forward-looking statements involve known and unknown risks, which may cause our actual future results to differ materially from expected results, including, without limitation, risks related to general economic conditions, local real estate conditions, tenant financial health, property acquisitions and the timing of these acquisitions, the availability of capital to finance planned growth, our success in our deleveraging efforts, the risk that the Internalization (as defined in our Quarterly Report on Form 10-Q for the period ended September 30, 2019) will not be consummated within the anticipated time period or at all, and our ability to effectively and efficiently manage the Internalization, if consummated. These and other risks, assumptions and uncertainties are described in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which we filed with the SEC on March 14, 2019, and our Quarterly Report on Form 10-Q for the period ended September 30, 2019, which we filed on November 12, 2019. These documents, which you are encouraged to read, are available on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. We expressly disclaim any current intention to update publicly any forward-looking statement after the distribution of this supplemental information, whether as a result of new information, future events, changes in assumptions or otherwise.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	3

Q3 2019 SUPPLEMENTAL INFORMATION

Company Overview

Broadstone Net Lease, Inc. (the “Company,” “BNL,” “us,” “our” and “we”) is currently an externally managed REIT, formed as a Maryland corporation in 2007 to acquire and hold single-tenant, net-leased commercial real estate properties that are leased to the properties’ operators under long-term leases. We focus on real estate that is operated by a single tenant which is an integral part of the tenant’s business. Our diversified portfolio of real estate includes retail properties, healthcare facilities, industrial manufacturing facilities, warehouse and distribution centers, and corporate offices, among others. We target properties with credit-worthy tenants that look to engage in a long-term lease relationship. Through long-term leases, our tenants are able to retain operational control of their mission critical locations, while utilizing their capital to fund their fundamental business operations.

Senior Management

Amy L. Tait

Founder and Chairman of the Board

Christopher J. Czarnecki

Chief Executive Officer, President, and Director

Sean T. Cutt

Chief Investment Officer

Ryan M. Albano

Executive Vice President and Chief Financial Officer

David E. Kasprzak

Executive Vice President and Chief Business Development Officer

John D. Moragne

Executive Vice President, Chief Operating Officer, and Secretary

Timothy D. Dieffenbacher

Senior Vice President, Chief Accounting Officer, and Treasurer

Board of Directors

Amy L. Tait

Founder and Chairman of Broadstone Real Estate, LLC

Christopher J. Czarnecki

Chief Executive Officer and President of Broadstone Real Estate, LLC

Laurie A. Hawkes

Lead Independent Director

David M. Jacobstein

Independent Director

Shekar Narasimhan

Independent Director

Geoffrey H. Rosenberger

Independent Director

James H. Watters

Independent Director

Agha S. Khan

Director

Corporate Office & Contact Information

800 Clinton Square
Rochester, New York 14604
585-287-6500

info@broadstone.com
www.broadstone.com

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	4

Q3 2019 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018
Financial Summary
Investment in rental property, net	$3,501,546	$2,804,110	$2,724,971	$2,683,746	$2,491,450
Total assets	3,991,788	3,212,318	3,131,943	3,096,797	2,905,345
Mortgage and notes payable, net	112,562	121,074	72,004	78,952	79,762
Unsecured term notes, net and revolver	1,974,811	1,345,976	1,361,995	1,366,873	1,225,473
Total liabilities	2,263,288	1,606,680	1,559,917	1,567,877	1,422,974
Total Broadstone Net Lease, Inc. stockholders' equity	1,623,362	1,498,704	1,462,386	1,417,099	1,369,667
Total equity (book value)	1,728,500	1,605,638	1,572,026	1,528,920	1,482,371
Revenues	76,401	69,053	68,430	63,094	61,764
Total operating expenses	44,110	37,486	38,268	34,471	34,772
Interest expense	18,465	16,732	15,828	14,740	14,484
Net income	25,038	17,342	15,022	14,660	23,064
Net earnings per common share, basic and diluted	$0.95	$0.70	$0.62	$0.63	$1.03
FFO	43,280	39,842	38,949	36,475	44,969
FFO per share, basic and diluted	$1.64	$1.60	$1.62	$1.58	$2.02
AFFO	38,819	34,637	34,169	32,551	31,315
AFFO per share, basic and diluted	$1.47	$1.39	$1.42	$1.41	$1.40
Net cash provided by operating activities	46,214	33,080	31,639	34,494	34,842
Net cash used in investing activities	(749,333)	(56,257)	(64,637)	(235,869)	(86,870)
Net cash provided by financing activities	734,516	22,735	27,169	192,336	59,234
Distributions declared	34,883	33,231	31,983	29,603	28,416
Distributions declared per diluted share	$1.32	$1.32	$1.31	$1.29	$1.29

Portfolio Metrics
Properties	662	646	644	621	583
Rentable square feet	27.5M	20.3M	19.7M	19.0M	18.0M
% Leased	99.8%	99.8%	99.8%	100.0%	100.0%
Physical occupancy	99.7%	99.6%	99.7%	99.7%	99.4%
Weighted average remaining lease term (years)	11.7	11.9	12.0	12.1	12.8

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	5

Q3 2019 SUPPLEMENTAL INFORMATION

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Revenues
Lease revenues	$76,401	$69,053	$68,430	$63,094	$61,764
Operating expenses
Depreciation and amortization	28,392	25,287	24,310	22,691	21,869
Asset management fees	5,610	5,318	5,120	5,054	4,663
Property management fees	2,098	1,935	1,885	1,737	1,680
Property and operating expense	3,855	3,252	4,390	3,231	2,777
General and administrative	1,315	1,389	1,103	1,712	1,664
State, franchise and foreign tax	405	305	443	46	58
Provision for impairment of investment in rental properties	2,435	—	1,017	—	2,061
Total operating expenses	44,110	37,486	38,268	34,471	34,772
Other income (expenses)
Preferred distribution income	—	—	—	—	65
Interest income	5	—	1	1	16
Interest expense	(18,465)	(16,732)	(15,828)	(14,740)	(14,484)
Cost of debt extinguishment	(455)	(8)	(713)	—	(50)
Gain on sale of real estate	12,585	2,787	1,400	876	2,025
Gain on sale of investment in related party	—	—	—	—	8,500
Internalization expenses	(923)	(272)	—	—	—
Other losses	—	—	—	(100)	—
Net income	25,038	17,342	15,022	14,660	23,064
Net income attributable to non-controlling interests	(1,650)	(1,208)	(1,084)	(1,099)	(1,797)
Net income attributable to Broadstone Net Lease, Inc.	$23,388	$16,134	$13,938	$13,561	$21,267

Weighted average number of common shares outstanding
Basic	24,642	23,204	22,335	21,416	20,554
Diluted	26,379	24,941	24,072	23,154	22,291
Net earnings per common share
Basic and diluted	$0.95	$0.70	$0.62	$0.63	$1.03

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	6

Q3 2019 SUPPLEMENTAL INFORMATION

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Net income	$25,038	$17,342	$15,022	$14,660	$23,064
Real property depreciation and amortization	28,392	25,287	24,310	22,691	21,869
Gain on sale of real estate	(12,585)	(2,787)	(1,400)	(876)	(2,025)
Provision for impairment of investment in rental properties	2,435	—	1,017	—	2,061
FFO	$43,280	$39,842	$38,949	$36,475	$44,969
Capital improvements/reserves	—	(48)	(49)	(49)	(49)
Straight-line rent adjustment	(5,499)	(5,240)	(5,143)	(3,852)	(5,337)
Cost of debt extinguishment	455	8	713	—	50
Gain on sale of investments in related party	—	—	—	—	(8,500)
Other losses	—	—	—	100	—
Amortization of debt issuance costs	611	597	553	508	477
Amortization of net mortgage premiums	(37)	(36)	(35)	(35)	(36)
Gain on interest rate swaps and other non-cash interest expense	(41)	(41)	(81)	(80)	(4)
Amortization of lease intangibles	(873)	(717)	(738)	(516)	(255)
Internalization expenses	923	272	—	—	—
AFFO	$38,819	$34,637 [1]	$34,169	$32,551	$31,315

Diluted weighted average shares outstanding	26,379	24,941	24,072	23,154	22,291
Net earnings per diluted share	$0.95	$0.70	$0.62	$0.63	$1.03
FFO per diluted share	1.64	1.60	1.62	1.58	2.02
AFFO per diluted share	1.47	1.39 [1]	1.42	1.41	1.40

1 AFFO and AFFO per diluted share disclosed in the Company’s Second Quarter 2019 Supplemental Information were $34,365 and $1.38, respectively. Revised amounts herein reflect adjustment for $272 of internalization expenses incurred during the second quarter or 2019, that had previously been reported as general and administrative expenses.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	7

Q3 2019 SUPPLEMENTAL INFORMATION

Lease Revenues

(unaudited, in thousands)

The Company adopted ASC 842 as of January 1, 2019, and elected the optional transition method to apply the guidance of ASC 842 as of the adoption date. As a result, captions and amounts in the table below for the three months ended September 30, 2019, June 30, 2019 and March 31, 2019, are prepared in accordance with the provisions of ASC 842, and historical periods are presented in accordance with the provisions of prior GAAP.

	Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Contractual rental amounts billed for operating leases	$65,579	$60,294	$58,419	$—	$—
Straight-line rent adjustments	5,575	5,269	5,171	—	—
Adjustment to revenue recognized for uncollectible rental amounts billed	—	—	(440)	—	—
Rental income from operating leases	—	—	—	58,597	58,189
Operating expenses billed to/reimbursed from tenants	3,811	2,486	4,275	3,457	2,529
Other income from real estate transactions	431	—	—	35	29
Total lease revenues from operating leases	75,396	68,049	67,425	62,089	60,747
Earned income from direct financing leases	1,005	1,004	1,005	1,005	1,017
Total lease revenues	$76,401	$69,053	$68,430	$63,094	$61,764

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	8

Q3 2019 SUPPLEMENTAL INFORMATION

Balance Sheet

(unaudited, in thousands)

	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Assets
Accounted for using the operating method, net of accumulated depreciation	$3,459,626	$2,762,161	$2,682,996	$2,641,746	$2,449,438
Accounted for using the direct financing method	41,920	41,949	41,975	42,000	42,012
Investment in rental property, net	3,501,546	2,804,110	2,724,971	2,683,746	2,491,450
Cash and cash equivalents	14,008	10,288	11,726	18,612	17,301
Accrued rental income	81,251	78,254	73,618	69,247	65,689
Tenant and other receivables, net	861	129	1,376	1,026	214
Prepaid expenses and other assets	34,594	7,176	7,404	4,316	14,746
Interest rate swap, assets	1,120	2,687	8,737	17,633	35,525
Intangible lease assets, net	342,478	293,228	287,189	286,258	264,038
Debt issuance costs – unsecured revolver, net	2,679	2,978	3,277	2,261	2,453
Leasing fees, net	13,251	13,468	13,645	13,698	13,929
Total assets	$3,991,788	$3,212,318	$3,131,943	$3,096,797	$2,905,345
Liabilities and equity
Unsecured revolver	$303,300	$123,600	$139,900	$141,100	$—
Mortgages and notes payable, net	112,562	121,074	72,004	78,952	79,762
Unsecured term notes, net	1,671,511	1,222,376	1,222,095	1,225,773	1,225,473
Interest rate swap, liabilities	37,489	22,676	5,549	1,820	—
Accounts payable and other liabilities	34,008	32,370	26,846	24,394	24,373
Due to related parties	433	111	52	114	47
Accrued interest payable	9,482	2,578	8,391	9,777	7,018
Intangible lease liabilities, net	94,503	81,895	85,080	85,947	86,301
Total liabilities	2,263,288	1,606,680	1,559,917	1,567,877	1,422,974

Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.001 par value	25	24	23	22	21
Additional paid-in capital	1,852,038	1,702,911	1,630,417	1,557,421	1,479,339
Subscriptions receivable	—	—	(225)	—	(1,690)
Cumulative distributions in excess of retained earnings	(194,790)	(185,647)	(170,847)	(155,150)	(141,117)
Accumulated other comprehensive income	(33,911)	(18,584)	3,018	14,806	33,114
Total Broadstone Net Lease, Inc. stockholders’ equity	1,623,362	1,498,704	1,462,386	1,417,099	1,369,667
Non-controlling interests	105,138	106,934	109,640	111,821	112,704
Total equity	1,728,500	1,605,638	1,572,026	1,528,920	1,482,371
Total liabilities and equity	$3,991,788	$3,212,318	$3,131,943	$3,096,797	$2,905,345

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	9

Q3 2019 SUPPLEMENTAL INFORMATION

Capital Structure

(unaudited, in thousands, except per share data)

EQUITY ($ in thousands, except per share amounts)
Shares of Common Stock	25,482
Membership Units	1,737
Common Stock & OP Units	27,219
Price Per Share / Unit	$85.00
IMPLIED EQUITY MARKET CAPITALIZATION	$2,313,586
% of Total Capitalization	52.5%
DEBT ($ in thousands)
Unsecured Revolving Credit Facility - 2022	$303,300
Unsecured Term Loan Facilities	1,205,000
Unsecured Term Loan - 2020	300,000
Unsecured Term Loan - 2023	265,000
Unsecured Term Loan - 2024	190,000
Unsecured Term Loan - 2026	450,000
Senior Unsecured Notes	475,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Mortgage Debt - Various	112,935
TOTAL DEBT	$2,096,235
% of Total Capitalization	47.5%
% of Total Capitalization Floating Rate Debt	13.7%
% of Total Capitalization Fixed Rate Debt	33.8%

ENTERPRISE VALUE ($ in thousands)
Total Capitalization	$4,409,821
Less: Cash and Cash Equivalents	(14,008)
Enterprise Value	$4,395,813

The value of common stock and operating company unit equity is calculated by multiplying the total number of shares and units by BNL’s Determined Share Value of $85 as of September 30, 2019.

Equity Summary

(unaudited, dollars in millions)

The Company raises equity on a monthly basis through private offerings to accredited investors. Beginning in November 2017, BNL implemented a cap on new and additional investments at its monthly equity closings. The cap applies to new or additional investments and does not apply to investments made pursuant to its DRIP or equity capital received (operating company units) in connection with UPREIT transactions. On July 3, 2019, the Company eliminated the equity cap based on its then current leverage profile and pipeline of acquisitions. We anticipate reinstating the equity cap once we are comfortably within the leverage range of our investment grade rating. On October 22, 2019, the Company announced that as a result of a pending transaction, it would not hold an equity closing as of October 31, 2019. The next equity closing will occur on November 29, 2019.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	10

Q3 2019 SUPPLEMENTAL INFORMATION

Debt Outstanding

(unaudited, in thousands)

Year of Maturity	Term Loans	Revolver	Senior Notes	Mortgages and Notes Payable	Total
2019	$—	$—	$—	$784	$784
2020	300,000	—	—	3,210	303,210
2021	—	—	—	18,028	18,028
2022	—	303,300	—	2,930	306,230
2023	265,000	—	—	8,356	273,356
Thereafter	640,000	—	475,000	79,627	1,194,627
Total	$1,205,000	$303,300	$475,000	$112,935	$2,096,235

.

	Outstanding Balance
	September 30,	December 31,
	2019	2018	Interest Rate	Maturity Date
2019 Unsecured Term Loan	$—	$300,000	one-month LIBOR + 1.40%	Feb. 2020
2020 Unsecured Term Loan	300,000	—	one-month LIBOR + 1.25%	Aug. 2020
Unsecured Revolving Credit and Term Loan Agreement
Revolver	303,300	141,100	see note	Jan. 2022
2023 Unsecured Term Loan	265,000	265,000	one-month LIBOR + 1.35%	Jan. 2023
2024 Unsecured Term Loan	190,000	190,000	see note	Jun. 2024
	758,300	596,100
2026 Unsecured Term Loan	450,000	—	one-month LIBOR + 1.85%	Feb. 2026
Senior Notes
Series A	150,000	150,000	4.84%	Apr. 2027
Series B	225,000	225,000	5.09%	Jul. 2028
Series C	100,000	100,000	5.19%	Jul. 2030
	475,000	475,000
Total	1,983,300	1,371,100
Debt issuance costs, net	(8,489)	(4,227)
	$1,974,811	$1,366,873

At September 30, 2019, the Revolver borrowings of $303,300 bore interest at one-month LIBOR plus 1.20%. At December 31, 2018, borrowings under the Swingline portion of the Revolver totaled $15,000 and bore interest at 5.45%, and the remaining Revolver borrowings of $126,100 bore interest at one-month LIBOR plus 1.20%.

The 2024 Unsecured Term Loan bore interest at one-month LIBOR plus 1.25% and one-month LIBOR plus 1.90% at September 30, 2019 and December 31, 2018, respectively.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	11

Q3 2019 SUPPLEMENTAL INFORMATION

Debt Maturities and Interest Rate Exposure

(unaudited, dollars in millions)

Debt Maturities

The Company utilizes diversified sources of debt capital including unsecured bank debt, private placement debt, and secured mortgages (where appropriate).

Interest Rate Exposure

The Company uses interest rate swaps, fixed-rate private placement notes, and fixed-rate mortgages to mitigate the impact of interest rate variability.

Interest rate exposure not inclusive of floating rate debt, as borrowings are short-term in nature.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	12

Q3 2019 SUPPLEMENTAL INFORMATION

Credit Facility and Notes Covenants

(unaudited)

The following is a summary of key financial covenants for the Company’s unsecured credit facility. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of September 30, 2019, the Company believes it is in compliance with the covenants.

Covenants	Required	Actual as of September 30, 2019
Leverage ratio	≤ 0.60 to 1.00	0.52
Secured indebtedness ratio	≤ 0.40 to 1.00	0.03
Unencumbered coverage ratio	≥ 1.75 to 1.00	3.52
Fixed charge coverage ratio	≥ 1.50 to 1.00	2.84
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.54
Dividends and other restricted payments	Only applicable in case of default	Not Applicable

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	13

Q3 2019 SUPPLEMENTAL INFORMATION

Acquisitions
(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property acquisition activity during 2019.

Q1 2019
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	24	204	11.0	$32,313
Industrial	2	506	18.4	36,018
Healthcare	1	14	10.0	4,747
Total Properties	27	724	14.8	$73,078
Weighted average initial cash cap rate				7.4%

Q2 2019
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Retail	3	27	15.9	$9,692
Industrial	2	142	15.0	11,180
Other	2	575	15.3	106,589
Total Properties	7	744	15.3	$127,461
Weighted average initial cash cap rate				7.4%

Q3 2019
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Acquisition Price ($'000s)
Industrial	24	7,011	12.1	$707,703
Healthcare	5	82	7.6	27,277
Office	1	282	6.4	33,050
Retail	1	6	20.1	3,214
Other	1	99	6.0	21,906
Total Properties	32	7,480	11.5	$793,150
Weighted average initial cash cap rate				6.4%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	14

Q3 2019 SUPPLEMENTAL INFORMATION

Dispositions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property disposition activity during 2019.

Q1 2019
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	2	12	$7,148	$6,381	$5,855	7.1%
Healthcare	2	10	3,664	4,910	3,357	7.1%
Total Properties	4	22	$10,812	$11,291	$9,212	7.1%

Q2 2019
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	3	25	$8,373	$8,185	$8,452	7.2%
Industrial	1	124	12,500	14,876	11,305	7.5%
Healthcare	1	3	566	748	476	7.6%
Total Properties	5	152	$21,439	$23,809	$20,233	7.4%

Q3 2019
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	10	51	$27,526	$32,340	$24,698	6.9%
Healthcare	4	22	7,410	10,188	6,433	7.0%
Industrial	1	200	9,800	11,200	8,581	7.0%
Other	1	10	4,494	5,963	4,208	5.6%
Total Properties	16	283	$49,230	$59,691	$43,920	6.8%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	15

Q3 2019 SUPPLEMENTAL INFORMATION

Portfolio at a Glance: Key Metrics

Properties	662
States	42
Canada	1
Total Building Sq. Footage	27.5M
Enterprise Value	$4.4B
Tenants	187
Brands	171
Industries	53
% Leased (based on SF)	99.8%
Physical Occupancy (based on SF)	99.7%
Top Twenty Tenant Concentration	32.4%
Investment Grade (tenant/guarantor)	16.1%
Financial Reporting Coverage	87.8%
Weighted Average Annual Rent Increases	2.0%
Weighted Average Remaining Lease Term	11.7 years

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Q3 2019 SUPPLEMENTAL INFORMATION

Diversification: Tenants & Brands

(unaudited, rent percentages based on contractual rent over the next twelve months)

Top 20 Tenants

Tenant	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Art Van Furniture	10	$8,367	2.8%	665	2.4%
Red Lobster Hospitality	25	7,494	2.5%	203	0.7%
Jack's Family Restaurants	36	6,057	2.0%	121	0.4%
Axcelis	1	5,688	1.9%	417	1.5%
Hensley	3	5,616	1.9%	577	2.1%
Outback Steakhouse	24	5,491	1.9%	152	0.6%
Krispy Kreme	27	5,034	1.7%	156	0.6%
BluePearl	12	4,984	1.7%	154	0.6%
Big Tex Trailer Manufacturing	17	4,741	1.6%	1,302	4.7%
Siemens	2	4,640	1.6%	545	2.0%
Nestle' Dreyer's Ice Cream Company	1	4,339	1.4%	310	1.1%
Arkansas Surgical Hospital	1	4,139	1.4%	129	0.5%
Nationwide Mutual Insurance Company	2	4,117	1.4%	407	1.5%
Cascade Aerospace	1	3,919	1.3%	231	0.8%
Bob Evans Restaurants	25	3,822	1.3%	131	0.5%
Chiquita	1	3,771	1.3%	335	1.2%
BEF Foods	2	3,761	1.3%	331	1.2%
Securus[1]	1	3,729	1.2%	154	0.6%
Zips Car Wash	14	3,230	1.1%	57	0.2%
Centene Management Company	1	3,194	1.1%	220	0.8%
Total Top 20 Tenants	206	$96,133	32.4%	6,597	24.0%

Top 20 Brands

Brand	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Art Van Furniture	10	$8,367	2.8%	665	2.4%
Bob Evans Farms	27	7,583	2.6%	462	1.7%
Red Lobster	25	7,494	2.5%	203	0.7%
Wendy's	41	6,117	2.1%	122	0.5%
Jack's Family Restaurants	36	6,057	2.0%	120	0.4%
Axcelis	1	5,688	1.9%	417	1.5%
Hensley	3	5,616	1.9%	577	2.1%
Krispy Kreme	27	5,034	1.7%	156	0.6%
BluePearl Veterinary Partners	12	4,984	1.7%	154	0.6%
Outback Steakhouse	22	4,802	1.6%	139	0.5%
Taco Bell	37	4,751	1.6%	94	0.3%
Big Tex Trailers	17	4,741	1.6%	1,302	4.7%
Siemens	2	4,640	1.6%	545	2.0%
Nestle	1	4,339	1.4%	310	1.1%
Arkansas Surgical Hospital	1	4,139	1.4%	129	0.5%
Nationwide Mutual Insurance Co.	2	4,117	1.4%	407	1.5%
Cascade Aerospace	1	3,919	1.3%	231	0.8%
Chiquita	1	3,771	1.3%	335	1.2%
Securus Technologies[1]	1	3,729	1.2%	154	0.6%
Zips Car Wash	14	3,230	1.1%	57	0.2%
Total Top 20 Brands	281	$103,118	34.7%	6,579	23.9%

1 Lease associated with this property requires BNL to pay for certain costs that are not reimbursed by the tenant. Estimated next twelve months net operating income associated with the property is $2,575.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	17

Q3 2019 SUPPLEMENTAL INFORMATION

Diversification: Property Type

(unaudited, rent percentages based on contractual rent over the next twelve months)

Property Type	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Retail - Other	144	$31,320	10.5%	2,339	8.5%
Retail - QSR	150	23,677	8.0%	466	1.7%
Retail - Casual Dining	104	23,556	7.9%	673	2.5%
Retail Total	398	78,553	26.4%	3,478	12.7%
Industrial - Warehouse/Distribution	39	61,122	20.6%	8,406	30.6%
Industrial - Manufacturing	54	33,127	11.2%	7,349	26.7%
Industrial - Flex	12	16,448	5.5%	1,922	7.0%
Industrial - Other	7	11,367	3.8%	1,010	3.7%
Industrial Total	112	122,064	41.1%	18,687	68.0%
Healthcare - Clinical	73	34,768	11.7%	1,557	5.7%
Healthcare - Surgical	16	9,644	3.2%	369	1.3%
Healthcare - Other	31	8,906	3.0%	364	1.3%
Healthcare Total	120	53,318	17.9%	2,290	8.3%
Office Total	16	25,236	8.5%	1,786	6.5%
Other Total	16	17,971	6.1%	1,233	4.5%
Total	662	$297,142	100.0%	27,474	100.0%

Diversification: Tenant Industry
(unaudited, rent percentages based on contractual rent over the next twelve months)

Industry	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Restaurants	255	$47,897	16.1%	1,170	4.3%
Healthcare Facilities	101	$46,636	15.7%	1,840	6.7%
Packaged Foods & Meats	7	$13,088	4.4%	1,285	4.7%
Food Distributors	7	$12,681	4.3%	1,556	5.7%
Home Furnishing Retail	19	$12,279	4.1%	1,300	4.7%
Specialized Consumer Services	42	$10,817	3.7%	753	2.7%
Auto Parts & Equipment	32	$10,219	3.4%	2,241	8.2%
Metal & Glass Containers	8	$9,489	3.2%	2,196	8.0%
Healthcare Services	15	$7,745	2.6%	467	1.7%
Air Freight & Logistics	13	$7,606	2.6%	519	1.9%
Aerospace & Defense	6	$7,476	2.5%	921	3.3%
Distributors	12	$6,768	2.3%	961	3.5%
Electronic Components	2	$6,469	2.2%	466	1.7%
Industrial Machinery	15	$5,451	1.8%	1,096	4.0%
Home Furnishings	2	$5,189	1.7%	942	3.4%
Other (38 industries)	122	$87,332	29.4%	9,710	35.3%
Untenanted properties	4	—	—	51	0.2%
Total	662	$297,142	100.0%	27,474	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2019 Broadstone Net Lease, Inc. All rights reserved.	18

Q3 2019 SUPPLEMENTAL INFORMATION

Diversification: Geography

(unaudited, rent percentages based on contractual rent over the next twelve months)

TOTAL PROPERTIES: 662 TOTAL STATES: 42 TOTAL CANADA: 1

State	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	53	$31,302	10.5%	3,251	11.8%	VA	14	$4,543	1.5%	110	0.4%
IL	28	20,014	6.7%	1,990	7.2%	WA	15	4,072	1.4%	150	0.6%
MI	35	17,012	5.7%	1,439	5.2%	MO	9	3,836	1.3%	733	2.7%
FL	52	16,251	5.5%	844	3.1%	KY	18	3,713	1.2%	179	0.6%
WI	33	15,348	5.2%	1,569	5.7%	SC	17	3,299	1.1%	342	1.3%
CA	11	15,240	5.1%	1,554	5.7%	NE	6	2,916	1.0%	509	1.9%
OH	37	14,378	4.9%	1,379	5.0%	MD	4	2,842	1.0%	293	1.1%
IN	29	12,254	4.1%	1,738	6.3%	LA	2	2,726	0.9%	161	0.6%
NC	29	10,659	3.6%	1,149	4.2%	IA	4	2,635	0.9%	622	2.3%
MN	22	9,557	3.2%	1,254	4.6%	NM	7	2,438	0.8%	77	0.3%
PA	17	9,554	3.2%	1,077	3.9%	UT	3	2,272	0.8%	280	1.0%
MA	4	9,501	3.2%	1,009	3.7%	CT	2	1,632	0.6%	55	0.2%
NY	16	9,131	3.1%	578	2.1%	WV	8	1,615	0.6%	36	0.1%
TN	37	8,930	3.0%	372	1.4%	MS	2	1,614	0.6%	239	0.9%
OK	28	8,397	2.8%	856	3.1%	MT	7	1,506	0.5%	43	0.2%
AL	45	7,890	2.7%	177	0.6%	CO	3	1,413	0.5%	94	0.3%
AZ	6	7,774	2.6%	716	2.6%	NV	2	1,292	0.4%	81	0.3%
AR	11	7,376	2.5%	284	1.0%	ND	2	917	0.3%	28	0.1%
GA	25	6,861	2.3%	910	3.3%	DE	3	658	0.2%	35	0.1%
KS	10	4,874	1.6%	639	2.3%	WY	1	305	0.1%	21	0.1%
NJ	3	4,577	1.5%	366	1.3%	OR	1	99	<0.1%	4	<0.1%
						Total US	661	$293,223	98.7%	27,243	99.2%
						Total Canada	1	3,919	1.3%	231	0.8%
						Grand Total	662	$297,142	100.0%	27,474	100.0%

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Q3 2019 SUPPLEMENTAL INFORMATION

Lease Expirations

(unaudited, rent percentages based on contractual rent over the next twelve months)

WEIGHTED AVERAGE
REMAINING LEASE TERM: 11.7 YRS

Expiration Year	# Properties	NTM Rent ($'000s)	NTM Rent as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2020	3	$629	0.2%	87	0.3%
2021	11	1,931	0.6%	99	0.4%
2022	4	3,285	1.1%	124	0.5%
2023	13	6,975	2.3%	703	2.5%
2024	14	13,737	4.6%	1,672	6.1%
2025	21	7,713	2.6%	693	2.5%
2026	34	18,551	6.2%	1,521	5.5%
2027	32	23,043	7.8%	2,006	7.3%
2028	36	26,555	8.9%	2,715	9.9%
2029	61	18,527	6.2%	2,481	9.0%
Thereafter	429	176,196	59.3%	15,322	55.8%
Untenanted properties	4	—	—	51	0.2%
Total	662	$297,142	100.0%	27,474	100.0%

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Q3 2019 SUPPLEMENTAL INFORMATION

Portfolio Occupancy

(unaudited, based upon square feet)

Dividends Paid Per Share

(unaudited)

Year-to-date total return through September 30, 2019, assuming dividend reinvestment, was 3.58%.

On November 1, 2019, the Determined Share Value of our common stock was $85.00 per share. Year-to-date total return, assuming dividend reinvestment, through December 31, 2019, is projected to be 5.23%1.

1 Calculation of year-to-date total return assumes reinvestment of dividends declared by the Board of Directors but net yet paid   for the months of November and December 2019.

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Q3 2019 SUPPLEMENTAL INFORMATION

Important Disclosures and Definitions Regarding Broadstone Net Lease, Inc. (BNL)

Not an offer to sell securities: Offers to sell interests in BNL are made exclusively through BNL’s Private Placement Memorandum (PPM). Offers, solicitations, and sales are not made in jurisdictions where not lawful or prohibited. Securities are not offered to residents of Arizona.

BNL’s securities are privately offered: BNL’s securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). BNL conducts its private offering in reliance upon the exemptions from Securities Act registration provided by Rule 506(c) under Regulation D promulgated under the Securities Act and Section 4(a)(2) of the Securities Act and certain state securities laws. BNL’s securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), the attorney general of the State of New York, any other state securities commission or any other regulatory authority, nor have any of the foregoing passed upon the accuracy or adequacy of the information presented. Any representation to the contrary is a criminal offense.

BNL files public reports with the SEC: BNL has registered its shares of common stock pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). BNL is subject to the registration requirements of Section 12(g) of the Exchange Act because as of December 31, 2016, the aggregate value of its assets exceeded the applicable threshold and its common stock was held of record by 2,000 or more persons. As a result of the registration of its common stock pursuant to the Exchange Act, BNL is subject to the requirements of the Exchange Act and the rules promulgated thereunder. In particular, BNL is required to file Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K and otherwise comply with the disclosure obligations of the Exchange Act applicable to issuers filing registration statements to register a class of securities pursuant to Section 12(g) of the Exchange Act.

Investment Company Act: BNL’s securities are not subject to the protections of the Investment Company Act of 1940, as amended.

Accredited investors only: BNL’s securities are only offered and sold to “accredited investors,” as defined under the U.S. securities laws, pursuant to BNL’s PPM and related subscription documents. Individuals are accredited investors only if they meet certain minimum net worth or sustained annual income thresholds. Entities are accredited investors only if they hold sufficient assets or are completely owned by accredited investors. Please see the definition on the SEC website. http://www.sec.gov/answers/accred.htm

Transfers restricted; No trading market: Transfers of BNL’s securities are restricted by federal and state securities laws and certain provisions of our organizational documents. There is no trading market for the shares and there can be no assurance that such a market will develop in the foreseeable future. BNL’s securities may not be transferred, resold, or otherwise disposed of by an investor unless, in the opinion of counsel acceptable to us, registration under federal and applicable state securities laws is not required or compliance is made with the registration requirements of such laws.

Liquidity of BNL’s securities is limited: Redemptions of BNL’s securities are limited in amount and require that the shares have been held for required periods. Provisions of state law, REIT requirements, and other matters may limit redemptions.

Investments involve significant risks: An investment in BNL’s securities involves significant risks. Only investors who can bear the economic risk of an investment of this type for an indefinite period of time and the risk of loss of their entire investment should invest in BNL’s securities. Factors that may cause our actual results, performance, or achievements to differ materially from our stated expectations include, among others: general economic conditions; local real estate conditions in the markets where our properties are located; financial difficulties of our tenants; loss of key personnel; interest rates rising; compliance with REIT requirements; and continued access to capital to fund growth. See the section entitled “Risk Factors” in our PPM for additional information.

This is not investment, financial, legal, or tax advice: This information is not investment, financial, legal, or tax advice and has been prepared without reference to any reader’s investment profile or financial circumstances. You should obtain financial and tax advice and conduct diligent investigation of information material to you before making any investment decision.

Performance data; Stock price: The value of investments and the income or distributions from investments may fall or rise. BNL’s stock price is not set by any market in the common stock but by our independent directors based on the net asset value of our portfolio of properties determined as described in the PPM. We are not required by law to follow any particular methodology in setting the stock price (referred to in our organizational documents as the “Determined Share Value”). There may be variations from time to time in how our independent directors apply or weight the criteria described in the PPM in setting the stock price.

No guarantee of future performance: The information contained herein represents the past performance of BNL. Past performance is not a guarantee of future performance. The current performance of BNL may be lower or higher than the past performance. Distributions are made at the discretion of BNL’s board of directors and past practices are not guarantees of the timing or amount of future distributions.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): Our reported results and net earnings per dilutive share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). We also disclose FFO and AFFO, each of which are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

We compute FFO in accordance with the standards established by the Funds From Operations White Paper — 2018 Restatement approved by the Board of Governors of Nareit, the worldwide representative voice for REITs and publicly traded real estate companies with an interest in the U.S. real estate and capital markets. Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash revenues and expenses, including straight-line rents, cost of debt extinguishments, amortization of debt issuance costs, amortization of net mortgage premiums, amortization of lease intangibles, (gain) loss on interest rate swaps and other non-cash interest expense, realized gains or losses on foreign currency transactions, internalization expenses, extraordinary items and other specified non-cash items. We believe that such items are not a result of normal operations and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors.

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